EXCHANGE AGREEMENT
                               ------------------


         This EXCHANGE AGREEMENT made and entered into this 19th day of May 2004, by and between the stockholders (hereinafter Stockholders) of LYNDOCH ESTATE WINES PTY LTD, an Australian corporation, (hereinafter Australian), with its principal place of business at Level 5, 75 Hindmarsh Square, Adelaide, South Australia 5000 and LANS FIDELITY CORP., a Nevada corporation, (hereinafter "Corp"), with its principal place of business at 1026 W El Norte Pkwy, Suite 191, Escondido, California.92026.

                                   WITNESSETH:

         WHEREAS, Corp is a public corporation with 35 registered stockholders owning of record or beneficially 1,535,000 shares of the corporation's common stock, par value $0.001 per share; and

         WHEREAS, Shareholders desire to obtain equity and management control of Corp through the exchange for all of the issued and outstanding stock in Australian for 4,500,000 of Corp common shares so that Australian will become a wholly owned subsidiary of Corp.

         NOW, THEREFORE, in consideration of the premises and of the mutual promises, agreements and covenants herein contained, the parties hereto hereby agree as follows:

         1. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS
            ----------------------------------------------

         Shareholders hereby represents and warrants to Corp that:

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                  (a)  Australian,  on the date hereof and at the  Closing  date
hereinafter   provided,   owns  free  and  clear  of  all  liens,   charges  and
encumbrances, all of those assets appearing on the audited financial statements for the year ended June 30, 2003 which are marked Exhibit ", and which are attached hereto and Incorporated herein by this reference.

                  (b) Australian has good and marketable title to all of the property and assets, Set forth in Exhibit ".

                  (c) Australian has no obligations, liabilities or commitments, contingent or otherwise, of a material nature which are not provided for with respect to those assets listed on Exhibit A.

                  (d) Since June 30, 2003, Australian has had no change in the nature of the business of Australian, nor in the financial condition of the assets being conveyed, other than changes in the usual and ordinary course of business, none of which has been materially adverse and Australian has not incurred any obligations or liabilities or made any commitments other than in the usual and ordinary course of business.

                  (e) Australian is not a defendant, nor a plaintiff against whom a claim has been asserted, in any litigation, pending or threatened, nor has any material claim or investigation been made or asserted against Australian, nor a plaintiff against whom a counterclaim has been asserted, in any litigation, pending or threatened, nor are there any proceedings threatened or pending before any federal, state or municipal government, or any department, board, body or agency thereof, involving Australian.

                  (f) Australian is not in default in any material respect under any agreement to which it is a party, nor in the payment of any of its obligations.


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         2. REPRESENTATIONS AND WARRANTIES OF CORP
            --------------------------------------
            Corp represents and warrants to Shareholders that:

                  (a) Corp is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada and is not qualified to transact business in any other state. Corp has the corporate power to carry on its business as now being conducted.

                  (b) Corp has an authorized capitalization of 100,000,000 shares, of which there are issued and outstanding 1,535,000 shares of common stock, par value $0.001 per share, owned of record or beneficially by no less than 35 registered shareholders. There are 10,000,000 shares of preferred stock authorized, none of which are issued or outstanding. There are 1,000,000 options outstanding, each option having the right to purchase one common share under terms detailed in Exhibit D. There is no other authorized or outstanding equity or debt securities of Corp of any class, kind or character, and there are no other outstanding subscriptions, options, warrants or other agreements or commitments obligating Corp to issue any additional shares of its capital stock of any class, or any options or rights with respect thereto, or any securities convertible into any shares of stock of any class.

                  (c) Certified copies of the Articles of Incorporation and By-Laws of Corp, which have been heretofore furnished by Corp, are true and correct copies, including all amendments thereto.

                  (d) Corp has delivered to Shareholders its unaudited financial statements which are attached hereto as Exhibit B for the periods ended December 31, 2003 and 2002. Such financial statements reflect zero liabilities and zero assets. The financial statements of Corp accurately set forth the financial condition of Corp as of the dates specified, prepared in conformity with generally accepted accounting principles consistently applied.

                  (e) Corp has good and marketable title to its entire property and assets subject to no mortgage, pledge, lien or other encumbrance except as disclosed in the financial statements attached as Exhibit B.

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                  (f) As of the date of the  financial  statements,  Corp has no obligations, liabilities, or commitments, contingent or otherwise, of a material nature, except as set forth in the financial statements attached as Exhibit B.

                  (g) Since the date of the aforementioned financial statements, there has been no change in the nature of the business of Corp, nor in its financial condition or property, other than changes in the usual and ordinary course of business, none of which has been materially adverse, and Corp has incurred no obligations or liabilities or made any commitments other than in the usual and ordinary course of business, none of which singularly or collectively are material, except as disclosed in Exhibit B.

                  (h) Corp is not a party to any employment contract with any officer, director, or stockholder, or to any lease, agreement or other commitment, nor to any pension, insurance, profit sharing, stock purchase or bonus plan, except as disclosed in Exhibit B.

                  (i) Corp is not a defendant, nor a plaintiff against whom a counterclaim has been asserted, in any litigation, pending or threatened, nor has any claim or investigation been made or asserted against Corp, nor are there any proceedings threatened or pending before any federal, state or municipal government, or any department, board, body or agency thereof, involving Corp, except as disclosed in Exhibit B.

                  (j) Corp is not in default under any agreement to which it is a party, nor in the payment of any of its obligations.

                  (k) Between the date of the financial statements and the closing, Corp will not have (i) paid or declared any dividends on or made any



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distributions  in  respect  of, or issued,  purchased  or  redeemed,  any of the outstanding shares of its Corp stock, or issued any additional shares of its Corp stock, or (ii) made or authorized any changes in its Articles of Incorporation, or in any amendment thereto, or in its By-Laws, or (iii) made any commitments or disbursements or incurred any obligations or liabilities which are not in the usual and ordinary course of business, or (iv) mortgaged or pledged or subjected to any lien, charge or other encumbrance any of its assets, tangible or intangible, or (v) sold, leased, or transferred or contracted to sell, lease or transfer any assets, tangible or intangible, or entered into any other transactions, or (vi) made any loan or advance to any stockholder of Corp, or to any other person, firm, or corporation, or (vii) made any change in any existing employment agreement or increased the compensation payable or made any arrangement for the payment of any bonus to any officer, director, employee or agent, except as set forth in Exhibit B hereof.

                  (l) This Exchange Agreement has been duly executed by Corp, by its President who has been duly authorized to do so by the Board of Directors, and the execution and performance of this Exchange Agreement will not violate, or result in a breach of, or constitute a default in its Articles of Incorporation, any agreement, instrument, judgment, order or decree to which Corp is a party, or to which Corp or any of its properties are subject, nor will such execution and performance constitute a violation of or conflict with any fiduciary duty to which Corp is subject, to the best of Corp knowledge.

                  (m) Corp has timely filed or timely filed necessary extensions with the appropriate governmental authorities, all tax and other returns required to be filed by it. Such returns are true and complete and all taxes shown thereon to be due have been paid.


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                  (n) Corp is not in default  with  respect to any order,  writ, injunction, or decree of any court of federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, and there are no actions, suits, claims, proceedings or investigations pending, or to the knowledge of Corp, threatened against or affecting Corp, at law or in equity, or before or by any federal, state, municipal, or other governmental
court,  department,   commission,  board,  bureau,  agency  or  instrumentality, domestic or foreign. Corp has complied in all material respects with all laws, regulations and orders applicable to its business.

                  (o) No representation or warranty in this section, nor statement in any document, certificate or schedule furnished or to be furnished pursuant to this Exchange Agreement by Corp, or in connection with the transactions contemplated hereby, contains or contained any untrue statement of a material fact, nor does or will omit to state a material fact necessary to make any statement of fact contained herein or therein not misleading.

         3. DATE AND TIME OF CLOSING The Closing shall be held on Friday, May 28, 2004, at 10:00 a.m. local time, at 1026 W El Norte Pkwy, Suite 191, Escondido, California, or at such other time and place as may be mutually agreed upon between the parties in writing.

         4. EXCHANGE OF SHARES OF STOCK The mode of carrying into effect the exchange of stock provided for in this Exchange Agreement shall be as follows:

                  (a) Corp shall call a Special Meeting of the Board of Directors to be held on May 21, 2004, at 10:00 a.m. local time, at 1026 W El




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Norte Pkwy, Suite 191, Escondido,  California 92026, for the following purposes:
(i) Ratify, approve and carry out the terms and conditions contained in this Exchange Agreement; (ii) to effect the delivery of 4,500,000 shares of Corp common stock and 1,000,000 shares of preferred Series "A" stock, in exchange for the conveyance of all of the outstanding capital stock of Australian being conveyed to Corp, which shall thereafter own the assets subject to the liabilities listed on Exhibit A attached hereto. (iii) To elect John Lamb as the Director to comprise the entire Board.

         5. FINDERS FEES Both Corp and Shareholders agree that each party represents to the other that it will pay any broker or agent, engaged by it for the payment of any finders fees, and that neither Corp nor Australian shall be liable for any finders fee of the other party.

         6. NOTICES Any notice under this Exchange Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, or other sufficient form of delivery addressed as follows:

                  If to Corp, to:
                  Anthony Ferracone
                  1026 W El Norte Pkwy,
                  Suite 191, Escondido,
                  California.92026

                  If to Shareholders, to:

                  John Lamb
                  Level 5, 75 Hindmarsh Square,
                  Adelaide,
                  South Australia 5000



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or to any other  address or addresses  which may  hereafter be designated by the parties.

         7. FURTHER ASSURANCES Each party hereto hereby agrees to take any further action necessary or desirable to carry out the provisions of this Exchange Agreement.

         8. COUNTERPARTS This Exchange Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall constitute one and the same instrument.

         9. MERGER CLAUSE This Exchange Agreement supersedes all prior agreements and understandings between the parties and may not be changed or terminated orally, and no attempted change, termination or waiver of any of the provisions hereof shall be binding unless in writing and signed by the parties hereto.

         10. GOVERNING LAW This Exchange Agreement shall be governed by and construed according to the laws of the State of Nevada.

         IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be executed the day and year first above written.


                                     LANS FIDELITY CORP

                                     By_____________________________
                                          Anthony Ferracone
                                          President
                                          (Hereunto duly authorized)

                                          Selling Shareholders



                                     By_____________________________
                                          John Lamb

                                     Holding all of the shares in Lyndoch Estate
                                     Wines Pty Ltd






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Exhibit C

"Corp" Identification of Liabilities, Contingencies and Commitments at closing.


1. Obligations, Liabilities or commitments:         None except as noted in 1(b)

2. Employment contracts with directors, officers or employees:    None

3. Litigation pending or threatened:                              None


















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EXHIBIT D

Option Agreements

Company hereby grant to Optionees the right to purchase all or any part of an aggregate of 1,000,000 shares of Common Stock of the Company (the "Option Shares") at an exercise price (the "Exercise Price") per share equal to the greater of: (a) a 40% discount from the average closing bid price of the Common Stock on a public exchange during the ten (10) trading days immediately prior to exercise of the Option, or (b) $0.50 per share.

 Exercisability of Option. The Option Shares subject to the Option shall become purchasable by the Optionee, in whole or in part, at any time prior to the expiration of the Option, which expiration shall occur on December 31, 2005 (the "Expiration Date"). On the Expiration Date, this Option and all rights shall expire and any Option Shares not purchased on or before the Expiration Date may not thereafter be purchased hereunder.

    3. Method of Exercise of Option; Payment of Exercise Price. The Option shall be exercisable at any time and from time to time, prior to the Expiration Date, by surrender to the Company of Notice, which shall state the Optionee's election to exercise this Option and the number of Option Shares in respect of which it is being exercised, and shall be accompanied by a check in the amount of the Exercise Price. Within a reasonable time following payment of the full
Exercise Price by Optionee, the Company shall deliver to the Optionee a certificate or certificates representing those shares. A certificate or certificates for the shares as to which this Option shall have been so exercised shall be registered in the name of the Optionee and shall be delivered to Optionee at the address of Optionee specified in the Notice or at such other address as Optionee shall set forth in its Notice.

    4. Non-Assignability of Option. The Option may be exercised only by the Optionee and shall not be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) without the Company's prior written consent except that Optionee may, solely in connection with a transfer of all or substantially all of its assets to an entity or entities controlled by Optionee ("Affiliate"), sell, transfer or assign all its interest in this Agreement to such Affiliate but only after giving the Company at least ten (10) days notice in writing of the proposed sale, transfer or assignment. Any buyer, transferee, or assignee of this Option shall be bound by and subject to each and every provision of this Agreement and shall not sell, transfer, assign, pledge, hypothecate or otherwise dispose of the Option in any way (whether by operation of law or otherwise).

    5. Limitation of Optionee's Rights. Except as otherwise provided in Section 6 below, Optionee shall not have any of the rights or privileges of a shareholder of the Company in respect of any Option Shares issuable upon exercise of this Option unless and until those shares have been paid for in full and upon such payment in full Optionee shall be deemed to be the record Optionee.

    6. Anti-Dilution Provisions. If the Company shall pay a dividend in shares of its Common Stock, subdivide (split) its outstanding shares of Common Stock, combine (reverse split) its outstanding shares of Common Stock, issue by reclassification of its shares of Common Stock any shares or other securities of the Company, or distribute to holders of its Common Stock any securities of the Company or of another entity, the number of shares of Common Stock or other securities the Optionee is entitled to purchase pursuant to this Option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive upon exercise the number of shares of Common Stock or other securities which it would have owned or would have been entitled to receive after the happening of any of the events described above had this Option been exercised immediately prior to the happening of such event, and the Exercise Price shall be correspondingly adjusted; provided, however, that no adjustment

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in the number of shares and/or the Exercise Price shall be required  unless such adjustment would require an increase or decrease of at least one percent (1%) in such number and/or price; and provided further, however, that any adjustments which by reason of this Section 6 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. An adjustment made pursuant to this Section 6 shall become effective immediately after the record date in the case of the stock dividend or other distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. The Optionee shall be entitled to participate in any subscription or other rights offering made to holders of the Company's Common Stock to the extent it would have been entitled had this Option been exercised in the full number of shares as to which this Option remains unexercised immediately prior to the record date for such rights offering. If the Company is consolidated or merged with or into another Company or if all or substantially all of its assets are conveyed to another Company, this Option shall thereafter be exercisable for the purchase of the kind and number of shares of stock or other securities or property, if any, receivable upon such consolidation, merger or conveyance by an Optionee of the number of shares of Common Stock of the Company which could have been purchased on the exercise of this Option immediately prior to such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Optionee to the end that the provisions set forth herein (Including provisions with respect to changes in and other adjustments of the number of shares of Common Stock the Optionee is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of Common Stock or other securities or other property thereafter deliverable upon the exercise of this Option. Upon any adjustment of the number of shares of Common Stock or other securities the Optionee is entitled to purchase, and of any change in Exercise Price, then in each such case the Company shall give written notice thereof to the then registered holder of this Option at the address of such Optionee as shown on the books of the Company, which notice shall state such change and set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Each such notice shall be accompanied by a statement of the firm of independent certified public accountants retained to audit the financial statements of the Company to the effect that such firm concurs in the Company's calculation of the change.

    7. Piggyback Registration Rights. If the Company at any time from the date of the issuance of the Option through the Expiration Date, proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 and any successor forms thereto), each such time it will give written notice to such effect to the Optionee at least 30 days prior to such filing. Upon the written request of the Optionee received by the Company within 20 days after the giving of any such notice by the Company to register any of shares of Common Stock, the Company will cause the shares of Common Stock as to which registration shall have been so requested to be Included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition by the Optionee of such shares of Common Stock so registered. Notwithstanding the foregoing, in the event that any registration pursuant to this Section 7 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Common Stock to be included in such an underwriting may be reduced (pro rata among the requesting Optionees) and the other selling stockholders (based upon the number of shares of Common Stock requested to be registered by them) if and to the extent that the managing underwriter shall be of the good faith opinion that such inclusion would adversely affect the success of such an underwriting, provided, that such number of shares of Common Stock shall not be reduced if any shares of Common Stock are to be included in such underwriting for the account of any person other than the Company or requesting Optionees of shares of Common Stock. In the event of such a reduction, the Company agrees to file a registration statement for the resale of the shares underlying this Option not included in such underwritten offering within ninety (90) days of the date that the underwritten offering is declared effective by the Securities and Exchange Commission. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 7 without thereby incurring any liability to the Optionees of shares of Common Stock.

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